UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2020

NATURALSHRIMP INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada	000-54030	74-3262176
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15150 Preston Road, Suite #300
Dallas, Texas 75248
(Address of principal executive offices)

Registrant’s telephone number, including area code: (888) 791-9474

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 7.01 Regulation FD Disclosure.

Senior management of NaturalShrimp Incorporated (the “Company”) intends to present the Investor Presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K, to analysts and investors during its participation in a virtual fireside chat at the H.C. Wainwright 22nd Annual Global Investment Conference on Wednesday, September 16, 2020 at 3:00 pm ET. A link to the presentation can be accessed by visiting https://wsw.com/webcast/hcw7/shmp/1618264. In addition, a replay of the webcast will be available on the Company’s website for 30 days following the event.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	NaturalShrimp Incorporated Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2020

NATURALSHRIMP INCORPORATED

By:	/s/ Gerald Easterling
Name: Gerald Easterling
Title: Chief Executive Officer